Exhibit 99.4

January 2011

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Yearly Data

	Years Ended December 31,
	2010	2009	2008	2007	2006
Ratios (percent)
Return on assets	0.67	0.64	(1.85)	1.05	1.13
Return on average common equity	5.0	5.6	(23.0)	11.2	12.1
Average equity as a percent of average assets	12.22	11.36	8.78	9.35	9.32
Net interest margin (a)	3.66	3.32	3.54	3.36	3.06
Efficiency (a)	60.7	46.9	70.4	60.2	55.4
Net losses charged off as a percent of average loans and leases	3.02	3.20	3.23	0.61	0.44
Allowance for loan and lease losses as a percent of loans and leases	3.88	4.88	3.31	1.17	1.04
Allowance for credit losses as a percent of loans and leases	4.17	5.27	3.54	1.29	1.14
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.79	4.22	2.38	1.32	0.61
Allowance for loan and lease losses as a percent of nonperforming assets (b)	138.18	115.55	138.93	88.06	169.45
Allowance for credit losses as a percent of nonperforming assets (b)	148.62	124.63	148.64	96.97	186.20

Common Share Data
Earnings per share	$0.63	$0.73	$(3.91)	$1.99	$2.13
Earnings per diluted share	0.63	0.67	(3.91)	1.98	2.12
Cash dividends per common share	0.04	0.04	0.75	1.70	1.58
Book value per share	13.06	12.44	13.57	17.24	18.00
Common shares outstanding, excluding treasury	796,272,522	795,068,164	577,386,612	532,671,925	556,252,674
Market price per share:
High	$15.95	$11.20	$28.58	$43.32	$41.57
Low	9.81	1.01	6.32	24.82	35.86
Close	14.68	9.75	8.26	25.13	40.93

Supplemental Data
Common dividends declared ($ in millions)	$32	$29	$413	$914	$880
Full-time equivalent employees	20,838	20,998	21,476	21,683	21,362
Banking centers	1,312	1,309	1,307	1,227	1,150
ATMs	2,445	2,358	2,341	2,211	2,096

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Yearly Data

	Years Ended December 31,
	2010	2009	2008	2007	2006
Income Statement ($ in millions)
Interest income (FTE)	$4,507	$4,687	$5,630	$6,051	$5,981
Interest expense	885	1,314	2,094	3,018	3,082

Net interest income (FTE)	3,622	3,373	3,536	3,033	2,899
Provision for loan and lease losses	1,538	3,543	4,560	628	343
Noninterest income:
Service charges on deposits	574	632	641	579	517
Investment advisory revenue	361	326	366	382	367
Corporate banking revenue	364	372	431	367	318
Mortgage banking net revenue	647	553	199	133	155
Card and processing revenue	316	615	912	825	717
Gain on sale of processing business	—	1,758	—	—	—
Other noninterest income	406	479	363	154	299
Securities gains (losses), net	47	(10)	(86)	21	(364)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	14	57	120	6	3

Total noninterest income	2,729	4,782	2,946	2,467	2,012
Noninterest expense:
Salaries, wages, and incentives	1,430	1,339	1,337	1,239	1,174
Employee benefits	314	311	278	278	292
Net occupancy expense	298	308	300	269	245
Technology and communications	189	181	191	169	141
Equipment expense	122	123	130	123	116
Card and processing expense	108	193	274	244	184
Other noninterest expense	1,394	1,371	2,054	989	763

Total noninterest expense	3,855	3,826	4,564	3,311	2,915

Income (loss) before income taxes and cumulative effect (FTE)	958	786	(2,642)	1,561	1,653
Taxable equivalent adjustment	18	19	22	24	26

Income (loss) before income taxes and cumulative effect	940	767	(2,664)	1,537	1,627
Applicable income taxes	187	30	(551)	461	443

Income (loss) before cumulative effect	753	737	(2,113)	1,076	1,184
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	4

Net income (loss)	$753	$737	$(2,113)	$1,076	$1,188
Less: Net income attributable to noncontrolling interests	—	—	—	—	—

Net income (loss) attributable to Bancorp	753	737	(2,113)	1,076	1,188
Dividend on Preferred Stock	250	226	67	1	—

Net income (loss) available to common shareholders	$503	$511	$(2,180)	$1,075	$1,188

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,965	$13,428	$11,924	$8,924	$8,625
Tier II capital	4,208	4,207	4,722	2,809	2,760

Total risk-based capital	$18,173	$17,635	$16,646	$11,733	$11,385

Risk-weighted assets	$100,193	$100,933	$112,622	$115,529	$102,823

Tier I capital ratio	13.94%	13.30%	10.59%	7.72%	8.39%
Total risk-based capital ratio	18.14%	17.48%	14.78%	10.16%	11.07%
Tier I leverage ratio	12.79%	12.34%	10.27%	8.50%	8.44%
Tier I common equity ratio	7.50%	6.99%	4.37%	5.72%	8.22%

(a)	2009 regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2010	2009	2008	2007	2006
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,159	$2,318	$2,739	$2,660	$2,705
Available-for-sale securities	15,414	18,213	12,728	10,677	11,053
Held-to-maturity securities	353	355	360	355	356
Trading securities	294	355	1,191	171	187
Other short-term investments	1,515	3,369	3,578	620	841

Total cash and securities	19,735	24,610	20,596	14,483	15,142

Loans held for sale	2,216	2,067	1,452	4,329	1,150
Portfolio loans and leases	77,491	76,779	84,143	80,253	74,353

Total loans and leases	79,707	78,846	85,595	84,582	75,503
Allowance for loan and lease losses	(3,004)	(3,749)	(2,787)	(937)	(771)
Bank premises and equipment	2,389	2,400	2,494	2,223	1,940
Operating lease equipment	479	499	463	353	202
Goodwill	2,417	2,417	2,624	2,470	2,193
Intangible assets	62	106	168	147	166
Servicing rights	822	700	499	618	524
Other real estate owned	506	300	231	159	88
Other assets	7,894	7,251	9,881	9,087	7,622

Total assets	$111,007	$113,380	$119,764	$110,962	$100,669

Liabilities
Deposits:
Demand	$21,413	$19,411	$15,287	$14,404	$14,331
Interest checking	18,560	19,935	14,222	15,254	15,993
Savings	20,903	17,898	16,063	15,635	13,181
Money market	5,035	4,431	4,689	6,521	6,584
Foreign Office	3,721	2,454	2,144	2,572	1,353
Other time	7,728	12,466	14,350	11,440	10,987
Certificates - $100,000 and over	4,287	7,700	11,851	6,738	6,628
Other foreign office	1	10	7	2,881	323

Total deposits	81,648	84,305	78,613	75,445	69,380
Federal funds purchased	279	182	287	4,427	1,421
Other short-term borrowings	1,574	1,415	9,959	4,747	2,796
Other liabilities	3,868	3,474	5,243	4,325	4,492
Long-term debt	9,558	10,507	13,585	12,857	12,558

Total liabilities	96,927	99,883	107,687	101,801	90,647

Equity
Common and preferred equity	13,867	13,457	12,208	11,496	11,433
Net unrealized gains (losses):
Available-for-sale securities	321	216	115	(93)	(119)
Qualifying cash flow hedges	67	105	88	24	(1)
Accumulated other comprehensive income related to employee benefit plans	(74)	(80)	(105)	(57)	(59)
Treasury stock, at cost	(130)	(201)	(229)	(2,209)	(1,232)

Total shareholder’s equity	14,051	13,497	12,077	9,161	10,022

Noncontrolling interest	29	—	—	—	—

Total Equity	14,080	13,497	12,077	9,161	10,022

Total liabilities & equity	$111,007	$113,380	$119,764	$110,962	$100,669

Share Data
Preferred shares outstanding	152,771	152,771	180,620	9,250	9,250
Common shares outstanding, excluding treasury	796,272,522	795,068,164	577,386,612	532,671,925	556,252,674
Treasury shares held	5,231,665	6,436,023	6,040,492	50,755,179	27,174,430

Yearly Data

	Years Ended December 31,
	2010	2009	2008	2007	2006
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$79,232	$83,391	$85,835	$78,348	$73,493
Taxable securities	16,054	15,897	13,082	11,131	20,306
Tax exempt securities	317	1,203	342	499	604
Other short-term investments	3,328	1,035	621	404	410

Total interest-earning assets	98,931	101,526	99,880	90,382	94,813
Cash and due from banks	2,245	2,329	2,490	2,275	2,463
Other assets	14,841	14,266	13,411	10,613	8,713
Allowance for loan and lease losses	(3,583)	(3,265)	(1,485)	(793)	(751)

Total assets	$112,434	$114,856	$114,296	$102,477	$105,238

Liabilities
Interest-bearing liabilities:
Interest checking	$18,218	$15,070	$14,191	$14,820	$16,650
Savings	19,612	16,875	16,192	14,836	12,189
Money market	4,808	4,320	6,127	6,308	6,366
Foreign office	3,355	2,108	2,153	1,762	732
Other time	10,526	14,103	11,135	10,778	10,500
Certificates - $100,000 and over	6,083	10,367	9,532	6,466	5,795
Other foreign office	6	157	2,066	1,393	2,979
Federal funds purchased	291	517	2,975	3,646	4,148
Short-term borrowings	1,635	6,463	7,785	3,244	8,670
Long-term debt	10,902	11,035	13,903	12,505	14,247

Total interest-bearing liabilities	75,436	81,015	86,059	75,758	78,128
Demand deposits	19,669	16,862	14,017	13,261	13,741
Other liabilities	3,580	3,926	4,182	3,876	3,558

Total liabilities	98,685	101,803	104,258	92,894	95,427
Equity	13,749	13,053	10,038	9,583	9,811

Total liabilities & equity	$112,434	$114,856	$114,296	$102,477	$105,238

Average loans and leases (excluding held for sale)	$77,045	$80,681	$83,895	$76,033	$72,447

Average common shares outstanding:
Basic	790,852,185	696,452,466	553,112,898	537,669,793	554,983,021
Diluted	799,381,153	726,508,263	553,112,898	540,118,386	557,493,607

Yearly Data

	Years Ended December 31,
	2010	2009	2008	2007	2006
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$27,274	$25,687	$29,220	$26,079	$20,831
Commercial mortgage	10,992	11,936	12,952	11,967	10,405
Commercial construction	2,111	3,871	5,114	5,561	6,168
Commercial leases	3,378	3,535	3,666	3,737	3,841

Subtotal - commercial	43,755	45,029	50,952	47,344	41,245
Consumer:
Residential mortgage	10,858	9,845	10,292	11,433	9,905
Home equity	11,513	12,174	12,752	11,874	12,154
Automobile loans	10,983	8,995	8,594	11,183	10,028
Credit card	1,896	1,990	1,811	1,591	1,004
Other consumer loans and leases	702	813	1,198	1,157	1,167

Subtotal - consumer	35,952	33,817	34,647	37,238	34,258

Total loans and leases	$79,707	$78,846	$85,599	$84,582	$75,503

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$26,334	$27,556	$28,426	$22,351	$20,504
Commercial mortgage	11,585	$12,511	12,776	11,078	9,797
Commercial construction	3,066	$4,638	5,846	5,661	6,015
Commercial leases	3,343	$3,543	3,680	3,683	3,730

Subtotal - commercial	44,328	$48,248	50,728	42,773	40,046
Consumer:
Residential mortgage	9,868	$10,886	10,993	10,489	9,574
Home equity	11,996	$12,534	12,269	11,887	12,070
Automobile loans	10,427	$8,807	8,925	10,704	9,570
Credit card	1,870	$1,907	1,708	1,276	838
Other consumer loans and leases	743	$1,009	1,213	1,219	1,394

Subtotal - consumer	34,904	$35,143	35,108	35,575	33,446

Total average loans and leases	$79,232	$83,391	$85,836	$78,348	$73,492

Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,333	$2,642	$1,696	$813	$352
Nonaccrual loans held for sale	247	220	473	—	—
Restructured loans - commercial (non accrual) held for sale	47	4	—	—	—
Restructured loans and leases (non accrual) portfolio	347	305	80	80	—
Other assets, including other real estate owned	494	297	230	171	103

Total nonperforming assets	$2,468	$3,468	$2,479	$1,064	$455

Ninety days past due loans and leases	$317	$567	$662	$491	$210

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial mortgage	$581	1,035	715	243	84
Commercial construction loans	258	741	578	249	54
Commercial and industrial loans and leases	753	840	586	180	133
Consumer mortgage and construction	268	412	279	121	38
Other consumer loans and leases	114	144	91	100	43

Total nonperforming loans	$1,974	$3,172	$2,249	$893	$352

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(2,484)	$(2,719)	$(2,792)	$(544)	$(408)
Recoveries	156	138	82	81	92

Net losses charged off	$(2,328)	$(2,581)	$(2,710)	$(463)	$(316)